                   [PHOTO MONTAGE OF INTERNATIONAL CURRENCY]

                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND
                                                                          ANNUAL
                                                                          REPORT
                                                                JANUARY 31, 2001

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FUND HIGHLIGHTS
----------------
ANNUAL FINANCIAL INFORMATION
RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund. The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The Fund invests at least 65% of its assets in government securities of the United States and other countries, under normal market conditions. The securities in the investment portfolio currently have an average credit-quality rating of AA and have effective maturities generally between 3 and 10 years.

                                                              JANUARY 31,
                                                     ------------------------------
  FISCAL YEAR*                                           2001       2000       1999
  ---------------------------------------------------------------------------------
  Total investment income                            $ 32,962   $ 34,713   $ 32,730
  Total investment income per share                      1.08       1.14       1.07
  Net investment income                                29,102     28,838     28,094
  Net investment income per share                        0.95       0.95       0.92
  Net realized and unrealized gain (loss)              19,501    (25,159)   (13,362)
  Net realized and unrealized gain (loss) per share      0.64      (0.83)     (0.43)
  Net asset value at end of year                        11.14      10.56      11.46
  Market price at end of year                           10.35       9.13       9.88
  Total return on net asset value                       17.37%      2.70%      5.32%
  Total return on market price                          26.13%      2.99%     (3.11)%
  Dividend from net investment income per share      $   1.01   $   1.02   $   0.94
  Effective dividend yield**                             9.76%     11.17%      9.51%

 * IN THOUSANDS (000'S) EXCEPT PER SHARE DATA.

** CURRENT ANNUAL DIVIDEND DIVIDED BY YEAR-END MARKET PRICE.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
----------------------------------------

                                                                       [PHOTO OF
                                                                 LUKE D. KNECHT]

February 23, 2001

Dear Stockholders:

I am pleased to report that the RCM Strategic Global Government Fund, Inc. (NYSE symbol: RCS) had its strongest year since inception, providing investors with a 17.4% return on net asset value (NAV). By comparison, the overall investment grade bond market, as measured by the Lehman Aggregate Bond Index, produced a total return for the period of 13.8%. The favorable environment for bonds was the result of a slowdown in the economy, volatile equity markets, and an easing of Federal Reserve policy that resulted in the yield on the benchmark 10-year Treasury note falling from 6.7% to 5.1% during the fiscal year. Reflecting the renewed enthusiasm for bonds and our Fund's stable dividend policy, the share price of RCS rose from $9.13 to $10.35, resulting in a total return in excess of 26.1% for those holding RCS shares during the entire fiscal year.

For the twelve months ended January 31, 2001, the Fund's interest expense fell by $1.9 million which, when combined with a decline in other expenses, resulted in an increase in net investment income to $29.1 million versus $28.8 million last fiscal year. This increase in net investment income is perhaps the most important measure of the Fund's overall success in the past year, as it is a fundamental driver of the dividend policy. The Fund earned total gross investment income of $33.0 million or $1.08 per share. This is down somewhat from gross earnings in the prior fiscal year when the Fund earned $34.7 million or $1.14 per share. For much of the year just ended, the yield curve was inverted, with short-term rates higher than intermediate and long rates. This caused a decline in the income derived from the Fund's mortgage dollar roll strategies, which contributed 8.0% of overall income, down from 13.2% last year.

The Fund's investments in emerging market debt performed well, contributing 27.2% of income versus 19.1% last year. The Fund's investments in emerging foreign markets were in fact the best performing segment of the portfolio, as evidenced by the sector's return of 22.4%, as measured by the JP Morgan Emerging Market Bond Index. Incrementally, the strongest income contributions versus the prior fiscal year were Brazil, Russia, and Argentina. As discussed in the Manager's Discussion and

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CHAIRMAN'S LETTER TO STOCKHOLDERS
-------------------------------------------------

Analysis, Dresdner RCM believes the prospects for this segment of the market appear strong and Dresdner RCM expects again to seek value for shareholders of the Fund via exposure to emerging debt markets.

I am again pleased to report that the Fund was able to produce income well in excess of the $0.074 monthly dividend for the fiscal year and consequently was able to pay a special dividend of $0.126 at year-end. This brought total dividend distributions for the fiscal year to $1.014 versus $1.018 in the prior fiscal year. In reviewing the data on the inside front cover of this report, you will note that total dividends again exceeded the reported net investment income per share. The Fund is required to pay out taxable income as defined by the Internal Revenue Code and this was again higher than the net investment income per share figure reported of $0.95 per share, as reflected in our financial statements. Based on the beginning NAV of $10.56, the $1.014 in dividends paid represented an income distribution rate of 9.6%, which was again well in excess of the yield on high-quality intermediate maturity debt obligations.

The share price of RCS as traded on the NYSE rose during the year from $9.13 to $10.35, an increase of 13.4%. As stated in prior reports, the share price of the Fund reflects the interaction of buyers and sellers and is therefore not something which the Fund's management or the Board can directly control. By producing a consistent level of income and stability in NAV, the Fund has distinguished itself and attracted additional demand for its shares. As a result of the RCS stock price increase, I am pleased to report that the Fund's discount to NAV narrowed significantly from 13.5% at January 31, 2000, to 7.1% at fiscal year end.

Dresdner RCM continues to provide current and prospective investors with timely information regarding the Fund's holdings and risk profile via monthly updates to the website that it maintains for the Fund. We encourage all shareholders and others interested in the Fund to visit the site Dresdner RCM maintains for the Fund at www.RCSFUND.com.

With the Federal Reserve shifting toward a policy of ease and the yield curve reverting to a more normal shape, Dresdner RCM believes that some of the challenges of the last twelve months are behind us for now. Of course, no one can guarantee this will always be the case, but I believe Fund management thus far has successfully aligned the portfolio to perform in a variety of market environments.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CHAIRMAN'S LETTER TO STOCKHOLDERS
-------------------------------------------------

On behalf of the Board, I thank you for your continued interest in the Fund. Everyone involved works hard to provide shareholders with a steady income stream higher than that which would be achieved by investing in intermediate maturity debt instruments. As always, I welcome your thoughts and comments, which can be directed to me via e-mail at Luke.Knecht@DresdnerRCM.com or by telephone at 1-415-954-5400.

Sincerely,

/s/ LUKE D. KNECHT

Luke D. Knecht, CFA
CHAIRMAN OF THE BOARD AND PRESIDENT

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------

MARKET REVIEW. For the first time in five years, bonds enjoyed the performance spotlight. The favorable market for bonds resulted in exceptional performance for the RCM Strategic Global Government Fund, Inc. (RCS) which posted returns of 17.4% on a net asset value (NAV) basis and 26.1% on a price return basis for the annual period ended January 31, 2001. Overall, the U.S. bond market, as measured by the Merrill Lynch Domestic Master Index, produced returns of 13.6% compared to -0.9% for the S&P 500 for the same period.

The contributing factors to the banner year in bonds included 1) a slowing U.S. economic environment, 2) the technical condition in the earlier part of the year in the U.S. Treasury market, and 3) a volatile equity market, with the S&P 500 declining 9.7% from its highs.

Mounting evidence of a U.S. economic slowdown created a renewed appetite for bonds. During the period, yields fell anywhere from 0.70% to 2.02% depending on maturity. The fiscal year period had two very distinct segments, one in which the robust economy fueled fears of too-rapid growth, the other in which a year and a half campaign of tighter Federal Reserve monetary policy finally impacted the economy and caused a pronounced slowdown. The Federal Reserve's crusade to contain inflation during the extended period of growth in the U.S. economy marked the first part of the period. The Federal Reserve continued to raise short-term interest rates, capped off by a 0.50% hike in mid-May as a means to slow economic growth and contain emergent inflationary pressures. The second half of the period saw signals that the economy was finally moderating in response to the last 18 months of tightened monetary policy, slowing to a point of concern for investors and the Federal Reserve. By the end of 2000, clear signs of a pronounced downturn prompted the Federal Reserve to announce a surprise 0.50% ease in the federal funds rate on January 3, 2001 and then another 0.50% decrease at the end of January in an effort to limit the length and severity of the slowdown. The manufacturing sector is suffering as well as consumer sentiment, which hit its lowest level since the recession of 1990. Fourth quarter Gross Domestic Product (GDP) grew at a mere 1.4% after achieving 8.3% GDP growth during the fourth quarter of 1999. Furthermore, Federal Reserve Chairman Greenspan testified before the U.S. Senate Budget Committee in January 2001 and observed that the U.S. economy's growth rate has fallen "close to zero" and may slow further. The Federal Open Market Committee's statement after the January 31 rate cut stated, "with the slowing economy and inflation contained, these circumstances have called for a rapid and forceful response of monetary policy," suggesting that the Federal Reserve is prepared to cut rates again should the economy's performance worsen.

As reported in the semi-annual report to shareholders, the situation in the treasury market (especially in the first part of the year) caused Treasuries to outperform other U.S. debt classes. During the first

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

quarter of 2000, the Treasury Department announced its intention to use the mounting Federal budget surplus to significantly reduce its long-term debt through paydowns and repurchases. Although the market largely knew this intention, the magnitude and timing were surprising. The size of the debt reduction coupled with mounting fears of a slowdown in corporate profits resulted in increased demand for treasury securities (especially long treasuries) thereby driving yields down and prices up for most treasury notes and bonds.

The U.S. equity market's precipitous drop in April had a major effect on other markets, most notably the bond market. As equities suffered from the dot-com deaths and myriad earnings disappointments/ layoff news in response to the slower economy, investors sought the safer haven of bonds. The fixed income market outperformed stocks by 14.5% during this period.

RCS FUND REVIEW The RCS Fund's strategy continued to rely primarily on three bond market segments to meet shareholder income objectives during the period:
U.S. domestic markets, developed foreign markets, and emerging markets.

Once again U.S. dollar investments were the majority of the Fund's holdings, primarily concentrated in mortgage pass-through securities. The U.S. bond market, as mentioned, performed well during the period, especially treasuries (mainly due to technical conditions resulting from the treasury buyback announcement and the issues surrounding the implied guarantee of government-sponsored enterprises such as Federal National Mortgage Association
(FNMA)). Therefore, mortgage pass-throughs slightly underperformed treasuries on a spread basis during the period. Mortgage TBA's continued to comprise a significant piece of the Fund's mortgage pass-through component. TBA's are financed mortgage pass-through transactions with extended settlements. These types of transactions allow RCS to earn the spread between the yield on the underlying mortgage securities and short-term interest rates. Although short-term rates were volatile during the period, Dresdner RCM was able to mitigate most of the impact of rising short-term rates during the first half of the year through interest rate swaps. Such swaps in effect allow us to convert the Fund's exposure to rising short-term rates into a fixed rate, thereby locking in the funding cost for the mortgage transactions. We continue to believe that the fundamentals of the mortgage market offer excellent value, and we will continue to use mortgages as a significant part of the Fund's strategy for the foreseeable future.

The Fund continued its use of total return swaps on indices as an efficient means to gain exposure to investment-grade corporate and commercial mortgage-backed securities. This strategy allowed the Fund to diversify its holdings in these two sectors, as well as lock in the yield spreads on those securities versus treasuries. In addition to the total return swaps on commercial mortgage backed securities (CMBS) the Fund also held individual CMBS securities during the period.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

A second strategy important to the income of the Fund, developed foreign markets, took the form of interest-rate swaps during the annual period ended January 31, 2001. Interest rate swaps are an efficient means to create and manage exposure to foreign markets without currency risk. As reported in the semi-annual review, the Fund's interest rate swaps included Switzerland and Japan because the relative steepness of the yield curves created a stable source of income without exposing the Fund to currency risk associated with outright positions.

Emerging market debt constitutes the third component of RCS's fund strategy. Emerging market debt was the best performing asset class during the annual period ended January 31, 2001, posting a 22.4% return as a sector during the period (as measured by the JP Morgan Emerging Market Bond Index). The Fund was well positioned to take advantage of strong fundamentals and continued growth in this sector, specifically in the regions of Russia and Latin America, where the Fund had the largest exposures. The emerging market exposure did not change materially throughout the period, with the fiscal year-end allocation at 23.3% of net assets (total portfolio minus leverage). The sector remains well diversified with investments in 11 countries' sovereign debt, as well as corporate bonds. The Fund also holds a United Mexican States total return swap, where there was an opportunity to lock in yield for the portfolio at attractive levels. This strategy has added stability to the Fund's overall performance and provided steady income as well as enhancing the NAV performance of the Fund because of positive news and growth from that region. Although less than 13.0% of the market value of the Fund is invested in emerging market debt, over 27.0% of the income is generated through this sector because of its attractive yields.

FINANCIAL LEVERAGE Financial leverage is an integral part of Dresdner RCM's income and duration management strategies for RCS. Financial leverage results when the Fund purchases securities with borrowed funds or otherwise achieves a similar result using derivatives. Such leveraged transactions are intended to allow RCS to earn the spread between the yield of the purchased security and the cost of the borrowing, usually a function of short-term interest rates. A financed transaction may thus increase fund income to the extent of the interest rate spread. However, when a fund's manager employs financial leverage in managing the fund's portfolio, the value of an investment in that fund will be more volatile and all other risks of investing tend to be compounded. In particular, Dresdner RCM's use of financed securities transactions increases the Fund's overall duration risk (i.e., the risk of declining values due to increased interest rates) and, if the cost of the borrowing is variable, creates an increased sensitivity of the Fund to rising short-term interest rates. Stockholders of the Fund are thus exposed to greater risks than they would be if leverage were not employed, including the possibility that amounts available for distribution as dividends will decrease if the income derived from leveraged securities are not sufficient to cover the costs of the financing, as well as the likelihood

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

of greater volatility in the net asset value and potentially greater volatility in the market value of Fund shares. A closed-end fund's use of leveraged transactions is limited by law. To manage overall duration risk, RCS sells U.S. treasury bonds on a forward commitment basis. RCS averaged $55 million in bonds sold forward during the period. At January 31, 2001, there were $28.5 million in similar positions.

One form of leverage, financed mortgage-backed securities called, 'mortgage dollar rolls,' contributed $2.7 million in income, or 8.0% of the Fund's total income, in the annual period on average volume of $295.5 million. The income contribution appears on the Statement of Operations as Fee Income. At January 31, 2001, there were $319.1 million in mortgage dollar rolls.

Since 1994 RCS has used swaps for managing income, duration and exposure to changing short-term interest rates. During the period, RCS entered into $110 million notional swaps that served to lock in the cost of financing on mortgage dollar roll positions. Under these interest rate swaps, RCS was entitled to receive a short-term interest rate and obligated to pay a longer-term interest rate on a 'notional amount' fixed by the contract. For income, RCS averaged $521 million in notional swaps where the Fund was obligated to pay a short-term interest rate in return for a longer-term interest rate. At January 31, 2001, there were $475 million in such notional swaps based on developed foreign and emerging market interest rates. The net income from these kinds of swaps was $3.8 million and is included in the Fund's interest income.

DISCOUNT TO NET ASSET VALUE We are pleased to report that the discount to NAV has narrowed significantly. At January 31, 2000, the discount was 13.5%, and it subsequently narrowed to 7.1% by January 31, 2001, a narrowing of 6.4%. We believe the decrease is attributable to a number of factors, including a more favorable bond market, stability in the income prospects for the Fund, and Dresdner RCM's continued and concerted effort to educate the investment community of the quality and strategies of RCS. Dresdner RCM will continue to concentrate on efforts in this regard.

MARKET OUTLOOK Dresdner RCM believes that bond markets should continue to be attractive, especially given the current economic circumstances. As the impact of slowing growth affects factors such as the reversal of the wealth effect on consumer spending, the weaker job market, the manufacturing sector 'recession', and slowdown in foreign economies, we believe that bonds should continue to perform well due to their relative stability, while equities are likely to remain relatively pressured. In this scenario, Dresdner RCM does not believe that the Federal Reserve will reverse its current easing bias. With spreads of non-governmental debt still near historically wide levels, the best opportunities in the coming quarters in the bond markets could eventually be found in spread products, as long as the wheels of the economy don't come off. These values may not be realized in the immediate term

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

due to the current uncertainties. But based upon Dresdner RCM's conviction that the Federal Reserve has shifted gears toward mitigating the severity and duration of any downturn in the economy, excellent opportunities may be approaching in the non-U.S., investment-grade spread product, high-yield, and emerging market sectors of the bond market. The Fund continued to earn more than the regular monthly dividends paid and, we believe the Fund is well positioned to continue meeting its primary objective of generating a high and stable level of income.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INVESTMENT INCOME SUMMARY
----------------------------
(UNAUDITED)

                                         2001          2001          2000          2000
                                   PERCENTAGE       (000'S)    PERCENTAGE       (000'S)
---------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs                49.7%       $16,397         48.4%       $16,810
  Mortgage Dollar Rolls                  8.0%         2,654         13.2%         4,571
  Mortgage Projects/CMO's                4.2%         1,381          8.9%         3,082
  Corporate Bonds                        1.6%           526          3.1%         1,073
  Cash & Other                           6.9%         2,281          2.5%           895
---------------------------------------------------------------------------------------
  Total United States                   70.4%        23,239         76.1%        26,431
---------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Japan                                  1.4%           450          0.2%            57
  Switzerland                            1.0%           326          2.7%           947
  New Zealand                              --            --          1.6%           545
  Canada                                   --            --          0.3%           112
---------------------------------------------------------------------------------------
  Total Developed Foreign                2.4%           776          4.8%         1,661
---------------------------------------------------------------------------------------
EMERGING MARKETS
  Brazil                                 6.0%         1,977          3.0%         1,033
  Russia                                 6.0%         1,973          0.6%           216
  Argentina                              4.8%         1,586          1.2%           423
  Mexico                                 3.6%         1,201          3.7%         1,289
  Venezuela                              2.0%           671          1.0%           335
  Bulgaria                               1.1%           360          2.2%           772
  Philippines                            1.0%           325          2.0%           700
  Korea                                  0.8%           266          0.4%           130
  Turkey                                 0.8%           263          0.6%           195
  Indonesia                              0.6%           187          0.4%           154
  Panama                                 0.1%            19          0.4%           132
  Ecuador                                  --            --          0.9%           300
  EMBI+ Index                              --            --          1.7%           592
  Other                                  0.4%           119          1.0%           350
---------------------------------------------------------------------------------------
  Total Emerging Markets                27.2%         8,947         19.1%         6,621
---------------------------------------------------------------------------------------
  Total RCS Investment Income          100.0%       $32,962        100.0%       $34,713
---------------------------------------------------------------------------------------

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------
JANUARY 31, 2001

COUNTRY/   PRINCIPAL                                                         VALUE (US$)
CURRENCY     (000'S)   DESCRIPTION                                              (NOTE 1)
----------------------------------------------------------------------------------------
DEBT SECURITIES -- 187.5%*
ARGENTINA -- 5.8%
USD                    Republic of Argentina
               4,428   7.63%, Floating Rate, 03/31/05**                    $   4,140,180
              11,354   11.75%, 04/07/09                                       11,149,628
                       Telefonica Argentina
               5,000   9.13%, 05/07/08, Series 144A***                         4,575,000
                                                                           -------------
                       Total Argentina                                        19,864,808
                                                                           -------------
BRAZIL -- 5.8%
USD                    Federal Republic of Brazil
              10,314   C Bond, 8.00%, 04/15/14                                 8,393,769
               1,000   6.00%, Step-Up Coupon, 04/15/24**                         707,500
              10,196   7.69%, Floating Rate, 04/15/12**                        7,825,430
                       Compannhia Petrolium
               2,740   12.25%, 09/26/08, Series 144A***                        2,842,750
                                                                           -------------
                       Total Brazil                                           19,769,449
                                                                           -------------
BULGARIA -- 1.2%
USD                    National Republic of Bulgaria
               3,839   3.00%, Step-Up Coupon, 07/28/12**                       2,936,835
               1,335   6.31%, Floating Rate, 07/28/11**                        1,041,300
                                                                           -------------
                       Total Bulgaria                                          3,978,135
                                                                           -------------
CHINA -- 0.3%
USD                    GH Water Supply Holdings Ltd.
               1,282   7.00%, 06/22/08, Series 144A***                           942,270
                                                                           -------------
INDONESIA -- 0.2%
USD                    APP China Group Ltd.
               2,452   14.00%, 03/15/10, Series 144A***                          662,040
                                                                           -------------
ISRAEL -- 0.3%
USD                    Partner Communications
               1,010   13.00%, 08/15/10                                          959,500
                                                                           -------------
KOREA -- 0.7%
USD                    Hanvit Bank
               2,359   12.75%, 03/01/10, Series 144A***                        2,429,770
                                                                           -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 2001

COUNTRY/   PRINCIPAL                                                         VALUE (US$)
CURRENCY     (000'S)   DESCRIPTION                                              (NOTE 1)
----------------------------------------------------------------------------------------
MEXICO -- 3.7%
                       United Mexican States
EUD            6,440   7.38%, 07/06/06                                     $   6,198,331
USD            3,905   8.63%, 03/12/08                                         3,983,100
USD            1,015   9.88%, 02/01/10                                         1,098,230
USD                    Nuevo Grupo Iusacell SA de CV
               1,285   14.25%, 12/01/06                                        1,400,650
                                                                           -------------
                       Total Mexico                                           12,680,311
                                                                           -------------
PHILIPPINES -- 0.6%
USD                    Republic of Philippines
                 716   7.50%, Floating Rate, 06/01/08**                          631,723
                       Globe Telecom
               1,254   13.00%, 08/01/09, Series 144A***                        1,319,208
                                                                           -------------
                       Total Philippines                                       1,950,931
                                                                           -------------
RUSSIA -- 3.5%
USD                    Russian Federation
               4,135   11.00%, 07/24/18                                        3,142,600
               9,967   12.75%, 06/24/28, Series 144A***                        8,945,383
                                                                           -------------
                       Total Russia                                           12,087,983
                                                                           -------------
VENEZUELA -- 1.2%
USD                    Republic of Venezuela
               3,869   7.63%, Floating Rate, 03/31/07**                        3,288,655
                 833   7.38%, Floating Rate, 12/18/07**                          707,286
                                                                           -------------
                       Total Venezuela                                         3,995,941
                                                                           -------------
UNITED STATES -- 164.2%
USD                    MORTGAGE-BACKED SECURITIES -- 161.6%
               8,651   FHA Project Pool 56, 7.43%, 11/01/22*****               8,649,539
               5,614   FHA Project Pool 144S, 7.43%, 06/01/24*****             5,710,961
              44,269   FHLMC 7.50%, 2025 - 2026*****                          45,298,991
               2,049   FHLMC 8.00%, 2024*****                                  2,113,715
              56,690   FNMA 6.50%, 2024 - 2030*****                           56,449,097
              21,448   FNMA 7.00%, 2004 - 2030*****                           21,685,272
              11,397   FNMA 7.50%, 2026 - 2028*****                           11,660,391
              45,557   GNMA 7.00%, 2024 - 2029*****                           46,280,978
              29,167   GNMA 7.50%, 2006 - 2028*****                           29,950,002
               1,975   GNMA 8.00%, 2016 - 2022*****                            2,043,743
                 214   GNMA 8.50%, 2016 - 2023*****                              223,549

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 2001

COUNTRY/   PRINCIPAL                                                         VALUE (US$)
CURRENCY     (000'S)   DESCRIPTION                                              (NOTE 1)
----------------------------------------------------------------------------------------
USD                    MORTGAGE-BACKED SECURITIES (CONTINUED)
             174,700   FNMA 7.00%, 2029 TBA****                            $ 176,635,676
              24,300   FNMA 7.50%, 2029 TBA****                               24,857,685
             114,000   FNMA 8.00%, 2030 TBA****                              117,603,540
                                                                           -------------
                       Total Mortgage-Backed Securities                      549,163,139
                                                                           -------------
USD                    COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
                       DLJ Mortgage Acceptance Corp.
               1,000   Series 1994-MF11, Class A2, 8.10%, 06/18/04*****        1,001,900
               4,850   Series 1994-MF11, Class A3, 8.10%, 06/18/04*****        4,856,305
                       G E Capital Mortgage Services, Inc.
               3,065   Series 1994-12, Class B1, 6.00%, 03/25/09*****          3,015,965
                                                                           -------------
                       Total Collateralized Mortgage Obligations               8,874,170
                                                                           -------------
TOTAL DEBT SECURITIES -- (COST $619,222,939)                                 637,358,447
                                                                           -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 2001

COUNTRY/      SHARES                                                         VALUE (US$)
CURRENCY     (000'S)   DESCRIPTION                                              (NOTE 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.3%
UNITED STATES -- 4.3%
USD                    MONEY MARKET FUNDS -- 4.3%
              14,652   SSgA U.S. Government Money Market Fund              $  14,652,122
                                                                           -------------
TOTAL SHORT-TERM INVESTMENT -- (COST $14,652,122)                             14,652,122
                                                                           -------------
TOTAL INVESTMENTS -- 191.8% (COST $633,875,061)                              652,010,569
                                                                           -------------
Payable for Investments Purchased -- (93.5)%                                (317,959,996)
Payable for Investments Sold on a Forward Commitment Basis -- (8.4)%+        (28,497,600)
Other Assets Less Liabilities -- 10.1%++                                      34,318,835
                                                                           -------------
NET ASSETS -- 100.0%                                                       $ 339,871,808
                                                                           =============

TERMS
EUD       -- Euro Dollar
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollar

    * PERCENTAGE OF NET ASSETS
   ** FLOATING RATE OR STEP-UP COUPON SECURITY. INTEREST RATE SHOWN IS RATE IN
      EFFECT AT JANUARY 31, 2001.
  *** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
      1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS, OR TO THE PUBLIC, IF REGISTERED. THE FUND MAY, FROM TIME TO TIME INVEST IN SECURITIES THAT ARE SUBJECT TO LEGAL OR CONTRACTUAL RESTRICTIONS ON RESALE. AS A RESULT, THE SALE PRICE OF THE 144A SECURITIES COMPARED TO MARKET PRICE MAY HAVE A LARGER SPREAD THAN REGISTERED SECURITIES.
 **** SETTLEMENT OF MORTGAGE-BACKED SECURITIES IS ON A DELAYED DELIVERY BASIS
      WITH THE FINAL MATURITY TO BE ANNOUNCED (TBA) IN THE FUTURE. AT
      JANUARY 31, 2001, THE VALUE OF THE FUND'S FORWARD COMMITMENT PURCHASES WAS $319,096,901.
***** ALL OR A PORTION OF THESE SECURITIES HAVE BEEN SEGREGATED TO COVER THE
      FUND'S LEVERAGE TRANSACTIONS.
--------------------------------------------------------------------------------

+ On a forward commitment basis, the Fund has agreed to deliver the following
  U.S. Treasury securities:

          PRINCIPAL                                              VALUE (US$)
CURRENCY    (000'S)  DESCRIPTION                                    (NOTE 1)
----------------------------------------------------------------------------
USD        $15,000   U.S. Treasury Bonds 5.25%, 11/15/28       $  14,242,950
            15,000   U.S. Treasury Bonds 5.25%, 02/15/29          14,254,650
           -------                                             -------------
           $30,000   (Proceeds $28,144,550)                    $  28,497,600
           =======                                             =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 2001

++ As of January 31, 2001, the Fund had the following outstanding swap agreements denominated in U.S. dollars:

           COUNTER-
NOTIONAL      PARTY                                          SWAP                           UNREALIZED
  AMOUNT     CREDIT                         TERMINATION  MATURITY       RATE      RATE    APPRECIATION
 (000'S)     RATING   COUNTRY/ISSUER               DATE      DATE   RECEIVED      PAID  (DEPRECIATION)
------------------------------------------------------------------------------------------------------
$100,000        AAA   U.S. Dollar interest     02/01/01  02/01/01    6.56%(a)  5.89%      $   56,000
                      rate
 100,000        AAA   U.S. Dollar interest     02/07/01  02/07/01    6.05%(a)  5.74%          25,600
                      rate
  60,000         AA   U.S. Dollar interest     02/01/01  02/01/01    6.56%(a)  5.91%           1,200
                      rate
  50,000        AAA   U.S. Dollar interest     02/14/01  02/14/01    5.88%(a)  6.16%          (3,150)
                      rate
  45,000          A   Corporate Total          06/30/01  06/30/01    1.64%     0.25%        (238,905)
                      Return Index (c)
  40,000         AA   CMBS Total Return        06/30/01  06/30/01    1.58%     0.37%         108,480
                      Index (d)
  25,000         AA   CMBS Total Return        10/31/01  10/31/01    1.54%     0.23%         (25,325)
                      Index (e)
  25,000         AA   Japan (f)                03/15/02  03/15/02    2.12%     0.33%(b)    1,111,200
  25,000         AA   Switzerland (g)          03/15/02  03/15/02    4.02%     2.67%         483,600
   5,000          A   Mexico                   03/19/08  03/19/08    8.63%     4.77%(a)      636,315
------------------------------------------------------------------------------------------------------
$475,000                                                                                  $2,155,015
------------------------------------------------------------------------------------------------------

(a) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE AT RESET DATE, EXCEPT MEXICO, WHICH IS BASED ON THE U.S. INTERBANK OFFERED RATE.

(b) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE, BUT FIXED THROUGH MARCH 15, 2001.

(c) TOTAL RETURN SWAP WITH GOLDMAN SACHS CAPITAL MARKETS L.P. THE FUND RECEIVES FIXED INTEREST RATES QUARTERLY. IN ADDITION, THE FUND PAYS QUARTERLY A FIXED RATE OF 0.25%. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS U.S. CREDIT INDEX LESS THE TOTAL RETURN OF THE LEHMAN BROTHERS TREASURY INDEX ADJUSTED FOR INTEREST RECEIVED OR PAID. THE CREDIT AND TREASURY INDICES ARE BROAD MARKET INDICES FOR U.S. INVESTMENT-GRADE CORPORATE SECURITIES AND U.S. TREASURIES. IN ADDITION, AT TERMINATION THE FUND IS OBLIGATED TO REPAY THE FAIR VALUE OF QUARTERLY INCOME STREAMS RECEIVED.

(d) TOTAL RETURN SWAP WITH J.P. MORGAN. THE FUND RECEIVES FIXED INTEREST RATES QUARTERLY. IN ADDITION, THE FUND PAYS QUARTERLY A FIXED RATE OF 0.37%. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS") INVESTMENT GRADE INDEX LESS THE TOTAL RETURN OF THE J.P. MORGAN U.S. TREASURY 7-10 INDEX ADJUSTED FOR INTEREST RECEIVED OR PAID. THE CMBS AND U.S. TREASURY 7-10 INDICES ARE BROAD MARKET INDICES FOR U.S. INVESTMENT-GRADE COMMERCIAL MORTGAGE-BACKED SECURITIES AND U.S. TREASURIES. IN ADDITION AT TERMINATION THE FUND IS OBLIGATED TO REPAY THE FAIR VALUE OF QUARTERLY INCOME STREAMS RECEIVED.

(e) TOTAL RETURN SWAP WITH J.P. MORGAN. THE FUND RECEIVES FIXED INTEREST RATES QUARTERLY. IN ADDITION, THE FUND PAYS QUARTERLY A FIXED RATE OF 0.23%. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS CMBS INVESTMENT GRADE INDEX LESS THE TOTAL RETURN OF THE J.P. MORGAN GOVERNMENT BOND INDEX, U.S. TREASURY 7-10 INDEX. THE CMBS INDEX IS A BROAD MARKET INDEX FOR U.S. INVESTMENT-GRADE COMMERCIAL MORTGAGE-BACKED SECURITIES. IN ADDITION, AT TERMINATION THE FUND IS OBLIGATED TO REPAY THE FAIR VALUE OF QUARTERLY INCOME STREAMS RECEIVED.

(f) ON TERMINATION DATE, THE FUND WILL RECEIVE OR PAY AN ADDITIONAL AMOUNT BASED UPON THE MOVEMENT OF THE 8 YEAR JAPANESE SWAP RATE.

(g) ON TERMINATION DATE, THE FUND WILL RECEIVE OR PAY AN ADDITIONAL AMOUNT BASED UPON THE MOVEMENT OF THE 8 YEAR SWISS SWAP RATE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 (This page has been left blank intentionally.)

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
JANUARY 31, 2001

     ASSETS:
     Investments, at value (cost $619,222,939)                $ 637,358,447
     Cash equivalents                                            14,652,122
     Receivable for investments sold                             28,144,550
     Receivable for swap contracts, net                           2,155,015
     Interest receivable                                          4,636,097
                                                              -------------
         Total Assets                                           686,946,231
                                                              -------------
     LIABILITIES:
     Payable for delayed delivery investments purchased         317,783,250
     Payable for investment purchased                               176,746
     Investments sold on a forward commitment basis              28,497,600
     Deferred fee income on dollar rolls                             87,803
     Payable for:
       Investment management fees                                   253,066
       Administration fees                                           68,877
       Professional fees                                             63,400
       Custodial fees                                                29,434
       Directors' fees                                               11,175
       Other expenses                                               103,072
                                                              -------------
         Total Liabilities                                      347,074,423
                                                              -------------
     NET ASSETS                                               $ 339,871,808
                                                              =============
     NET ASSETS CONSIST OF:
     Paid-in capital                                          $ 381,149,627
     Accumulated undistributed net investment income              2,278,334
     Accumulated net realized loss on investments, foreign
       currency transactions, swaps and forward commitments     (63,500,054)
     Net unrealized appreciation on investments, foreign
       currency translations, swaps and forward commitments      19,943,901
                                                              -------------
     NET ASSETS                                               $ 339,871,808
                                                              =============
     NET ASSET VALUE PER SHARE
     (30,515,800 shares outstanding)                          $       11.14
                                                              =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF OPERATIONS
-------------------------
FOR THE YEAR ENDED JANUARY 31, 2001

     INVESTMENT INCOME:
     Income:
       Interest                                               $ 30,307,555
       Fee income                                                2,653,963
                                                              ------------
     Total investment income                                    32,961,518
                                                              ------------
     Expenses:
       Investment management fees                                3,071,337
       Administration fees                                         264,115
       Professional fees                                           196,598
       Printing and postage expenses                               128,780
       Custodial fees                                               67,493
       Registration and filing fees                                 34,947
       Directors' fees and expenses                                 32,101
       Transfer agent fees                                          25,781
       Other expenses                                               38,197
                                                              ------------
     Total expenses                                              3,859,349
                                                              ------------
     Net investment income                                      29,102,169
                                                              ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized loss on investments, foreign currency
       transactions, swaps and forward commitments             (29,747,152)
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency translations, swaps and
       forward commitments                                      49,248,565
                                                              ------------
     Net realized and unrealized gain on investments            19,501,413
                                                              ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 48,603,582
                                                              ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------

                                                                     YEAR ENDED          YEAR ENDED
                                                               JANUARY 31, 2001    JANUARY 31, 2000
                                                              -----------------   -----------------
     OPERATIONS:
     Net investment income                                      $  29,102,169       $  28,837,885
     Net realized gain (loss) on investments, foreign
       currency transactions, swaps and forward commitments       (29,747,152)          4,796,665
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency translations, swaps and
       forward commitments                                         49,248,565         (29,955,683)
                                                                -------------       -------------
     Net increase in net assets resulting from operations          48,603,582           3,678,867

     DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income                         (30,943,021)        (31,065,084)
                                                                -------------       -------------
     Net increase (decrease) in net assets                         17,660,561         (27,386,217)

     NET ASSETS:
     Beginning of year                                            322,211,247         349,597,464
                                                                -------------       -------------
     End of year*                                               $ 339,871,808       $ 322,211,247
                                                                -------------       -------------
                                                                -------------       -------------

   * Includes accumulated undistributed net investment
     income                                                     $   2,278,334       $   2,879,455
                                                                -------------       -------------
                                                                -------------       -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CASH FLOWS
-------------------------
FOR THE YEAR ENDED JANUARY 31, 2001

     CASH FLOWS FROM OPERATING ACTIVITIES:
      Investment income received                              $   27,226,582
      Operating expenses paid                                     (3,785,153)
      Purchase of long-term portfolio investments*            (1,436,396,065)
      Proceeds from disposition of long-term portfolio
       investments*                                            1,445,523,664
                                                              --------------
      Net cash and equivalents provided by operating
       activities                                                 32,569,028
                                                              --------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from dollar roll transactions                   2,505,267
      Dividends paid from net investment income                  (30,943,021)
                                                              --------------
      Net cash and equivalents used in financing activities      (28,437,754)
                                                              --------------
      Net increase in cash and equivalents                         4,131,274
      Cash and equivalents at beginning of year                   10,520,848
                                                              --------------
      Cash and equivalents at end of year                     $   14,652,122
                                                              ==============
     RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH
      PROVIDED BY OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations    $   48,603,582
      Increase in investments                                    (17,657,854)
      Net realized loss on investments and forward
       commitments                                                29,747,152
      Net unrealized appreciation on investments                 (46,358,292)
      Change in:
        Receivable for investments sold                           48,599,919
        Net unrealized appreciation on swaps                      (1,826,930)
        Interest receivable                                         (696,554)
        Payable for investments purchased                         20,694,932
        Payable for investments sold on a forward commitment
        basis                                                    (48,572,119)
        Accrued expenses                                              35,192
                                                              --------------
      Net cash and equivalents provided by operating
       activities                                             $   32,569,028
                                                              ==============
     * PURCHASES AND PROCEEDS INCLUDE SECURITIES TRADED ON A
       FORWARD COMMITMENT BASIS THAT ARE NOT INCLUDED IN THE
       FUND'S PORTFOLIO TURNOVER RATE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FINANCIAL STATEMENTS
------------------------------

For a share outstanding throughout each fiscal year:

                                                                                  JANUARY 31,
                                                              ----------------------------------------------------
                                                                   2001       2000       1999       1998      1997
                                                              ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                          $  10.56   $  11.46   $  11.91   $  11.87   $  11.64
                                                              --------   --------   --------   --------   --------
  Net investment income (a)                                       0.95       0.95       0.92       0.98       0.94
  Net realized and unrealized gain (loss)                         0.64      (0.83)     (0.43)      0.05       0.21
                                                              --------   --------   --------   --------   --------
  Net increase in net assets resulting from operations            1.59       0.12       0.49       1.03       1.15
  Less distributions:
    Dividends from net investment income                         (1.01)     (1.02)     (0.94)     (0.99)     (0.92)
                                                              --------   --------   --------   --------   --------
  Net asset value, end of year                                $  11.14   $  10.56   $  11.46   $  11.91   $  11.87
                                                              ========   ========   ========   ========   ========
  Per share market value, end of year                         $  10.35   $   9.13   $   9.88   $  11.16   $  10.63
                                                              ========   ========   ========   ========   ========
  Total return based on net asset value                          17.37%      2.70%      5.32%      9.66%     11.72%
  Total return based on market price                             26.13%      2.99%     (3.11)%    14.76%     13.57%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)                          $339,872   $322,211   $349,597   $363,428   $362,102
  Ratio of total expenses to average net assets                   1.19%      1.73%      1.31%      1.25%      1.25%
  Ratio of interest expense to average net assets                   --       0.57%      0.10%        --         --
  Ratio of net investment income to average net assets            8.95%      8.50%      7.93%      8.29%      8.21%
  Portfolio turnover (b)                                            81%        74%       133%        29%        59%

  (a) CALCULATED USING THE AVERAGE SHARE METHOD.

  (b) DOES NOT INCLUDE THE EFFECT OF MORTGAGE DOLLAR ROLL TRANSACTIONS OR FORWARD COMMITMENT TRANSACTIONS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America.

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Swap agreements are valued at fair value as determined by or under the direction of the Fund's Board of Directors. Investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting these accounting principles will not affect the Fund's net asset value as it has always been the policy of the Fund to amortize market premiums on bonds and to classify prepayments received on mortgage-backed securities as part of investment income for financial reporting purposes.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At January 31, 2001, there were $28,497,600 of forward sale commitments outstanding.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $2,653,963. At January 31, 2001, there were $317,783,250 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

SWAP AGREEMENTS: The Fund enters into swap agreements for investment, hedging and risk management purposes in an effort to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Interest rate swaps involve the exchange of commitments to pay or receive -- e.g., an exchange of

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) floating rate payments for fixed rate payments. Currency swaps involve the exchange of commitments to pay or receive interest based on that country's inter-bank offered rate versus the U.S. rate. Total return swaps involve the exchange of commitments to pay or receive interest and to pay or receive an amount, at termination, based upon the return of a particular index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

At January 31, 2001, the Fund had entered into swaps with $475 million in notional amount. The swaps are U.S. dollar-denominated to avoid foreign currency exchange risk. The difference between rates received and paid by the Fund constitutes investment income and is shown as a component of interest income on the Statement of Operations of $3,767,600 for the year ended January 31, 2001. Net unrealized appreciation on swap positions was $2,155,015 at January 31, 2001.

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At January 31, 2001, the Fund had no open reverse repurchase agreements outstanding.

LEVERAGE: Forward sale commitments, dollar rolls, swaps, reverse repurchase agreements and other transactions that are financed by the Fund result in leverage that the Fund employs for purposes of seeking to manage income and duration exposures of the Fund. However, the use of leverage increases the overall duration risk of the Fund, and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. As required by the Securities and Exchange Commission, the Fund segregated $238,940,408 in high credit quality, liquid investments against outstanding obligations, resulting in $107,607,823 net leverage at January 31, 2001.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its stockholders. Therefore, no federal income tax provision is required. As of January 31, 2001, the Fund had capital loss carryovers of $5,882,659, $18,629,658, $1,742,109, and $29,192,799, which will expire on January 31, 2003,
2004, 2006, and 2009, respectively.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles in the United States of America. Any such differences are due primarily to differing treatments for paydown gains and losses, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds and short-term investments to be cash equivalents.

2.  TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
Dresdner RCM Global Investors LLC, the Fund's investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and accounting agent and receives an administrator fee of 0.06% on the first $250 million of the Fund's average daily net assets, 0.03% on the next $250 million and 0.01% on the amounts thereafter and an accounting fee of $90,000 annually. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its "not interested" directors an annual fee of $6,000 plus $1,000 for each meeting attended.

3.  CAPITAL SHARES
At January 31, 2001, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the year ended January 31, 2001, aggregated $77,670,233 and $76,057,065, respectively. Purchases and proceeds from sales of

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

4. PURCHASES AND SALES OF SECURITIES (CONTINUED) obligations of the U.S. government and its agencies, other than short-term securities, dollar rolls and forward commitments for the year ended January 31, 2001, aggregated $444,079,464 and $407,221,352, respectively. At January 31, 2001, the aggregate cost of investments for federal income tax purposes was $633,875,061. Gross unrealized appreciation and depreciation of investments aggregated $277,221,587 and $259,086,079, respectively, resulting in net unrealized appreciation of $18,135,508 at January 31, 2001.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INDEPENDENT AUDITOR'S REPORT
------------------------------

To the Board of Directors and Stockholders of the RCM Strategic Global Government Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and cash flows, and the financial highlights present fairly, in all material respects, the financial position of the RCM Strategic Global Government Fund, Inc. (the "Fund") at January 31, 2001, and the results of its operations for the year then ended, the changes in its net assets, cash flows and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2001

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
---------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call
(800) 426-5523.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STOCKHOLDER MEETING RESULTS
------------------------------------------
(UNAUDITED)

The Annual Meeting of Stockholders of RCM Strategic Global Government Fund, Inc. was held on Friday, August 25, 2000. The number of shares issued, outstanding and eligible to vote as of the record date (July 10, 2000) was 30,515,800. Present were 29,491,783 shares represented by 158 proxies or 96.7% of the eligible voting shares tabulated. The matters voted upon by Stockholders and the resulting votes for each matter are presented below:

1. Luke D. Knecht was re-elected to the Board of Directors for a term to expire in 2003 or until his successor is duly elected and qualified. The votes for Luke D. Knecht were cast: For (29,139,709), Withheld (352,074). James M. Whitaker and Francis E. Lundy continue in office as directors.

2. The selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending January 31, 2001 was ratified. The votes were cast: For (29,104,358), Against (158,234), Abstain (229,192).

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CORPORATE INFORMATION
-------------------------------

DIRECTORS
Luke D. Knecht, CHAIRMAN AND PRESIDENT
Francis E. Lundy
James M. Whitaker
Gregory S. Young

OFFICERS
George A. Rio
 CHIEF FINANCIAL OFFICER
Robert J. Goldstein
 SECRETARY
Steven L. Wong
 TREASURER
Glen M. Wong
 ASSISTANT TREASURER

INVESTMENT MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(800) 426-5523

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

Dresdner RCM Global Investors provides management and advice for approximately US$81 billion in assets worldwide. Dresdner RCM Global Investors LLC, the U.S. affiliate of Dresdner RCM Global Investors and the manager of the Fund, has over US$46 billion under management and advice and a history as one of the most respected institutional management firms in the United States.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE STOCKHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF PRIOR STOCKHOLDER REPORTS, PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400 OR VISIT THE WEBSITE MAINTAINED FOR THE FUND BY DRESDNER RCM AT www.rcsfund.com.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111